August 7, 2017

ULTIMUS MANAGERS TRUST

LYRICAL U.S. VALUE EQUITY FUND
LYRICAL U.S. HEDGED VALUE FUND

Supplement to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”), each dated March 30, 2017, and SAI supplemented on May 5, 2017

This supplement updates certain information in the Summary Prospectuses, Prospectus, and the Statement of Additional Information (the “SAI”) of the Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund (the “Funds”) to revise information contained therein to reflect a change in the portfolio managers of the Funds. For more information or to obtain a copy of the Summary Prospectuses, Prospectus, or the SAI, free of charge, please contact the Funds at 1-888-884-8099.

The following change is made in the Summary Prospectus of the Lyrical U.S. Value Equity Fund and in the section entitled “RISK/RETURN SUMMARY: LYRICAL U.S. VALUE EQUITY FUND” in the Prospectus.

The following disclosure replaces, in its entirety, subsection entitled “Management of the Fund” on page 2 of the Summary Prospectus and page 7 of the Prospectus:

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the Value Equity Fund’s investment adviser.

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Andrew Wellington	Managing the Value Equity Fund since its inception in 2013	Managing Partner, Chief Investment Officer

The following change is made in the Summary Prospectus of the Lyrical U.S. Hedged Value Fund and in the section entitled “RISK/RETURN SUMMARY: LYRICAL U.S. HEDGED VALUE FUND” in the Prospectus.

The following disclosure replaces, in its entirety, subsection entitled “Management of the Fund” on page 2 of the Summary Prospectus and page 15 of the Prospectus:

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the Hedged Value Fund’s investment adviser.

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Andrew Wellington	Managing the Hedged Value Fund since its inception in 2014	Managing Partner, Chief Investment Officer

The following change is made in the section entitled “FUND MANAGEMENT” in the Prospectus.

The following disclosure replaces, in its entirety, subsection entitled “Portfolio Managers” on page 24 of the Prospectus:

Portfolio Manager

The following individual has responsibility for day-to-day management of the Funds’ portfolios:

Andrew Wellington is portfolio manager of the Funds. Mr. Wellington has been a Managing Partner and the Chief Investment Officer of the Adviser since it was founded in 2008. Prior to joining Lyrical, Mr. Wellington established and managed the New Mountain Vantage Fund, a value-oriented, long-only, activist hedge fund at New Mountain Capital. Before joining New Mountain Capital, Mr. Wellington managed the institutional mid-cap value product at Neuberger Berman and was a founding member of Pzena Investment Management, serving as its original research analyst. Mr. Wellington graduated summa cum laude from the Management & Technology dual-degree program at University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and his respective ownership of shares of each Fund.

The following change is made in the section entitled “INVESTMENT ADVISER” in the SAI.

The following disclosure replaces, in its entirety, subsection entitled “Portfolio Managers” on pages 23 and 24 of the SAI:

Portfolio Manager

Each Fund is managed by Andrew B. Wellington (the “Portfolio Manager”), who has responsibility for the day-to-day implementation of investment strategies for each Fund.

Other Accounts Managed by Portfolio Manager

In addition to the Funds, the Portfolio Manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of November 30, 2016.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Andrew B. Wellington	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	5	$1.5 billion	5	$1.5 billion
	Other Accounts	502	$3.2 billion	161	$1.1 billion

Potential Conflicts of Interest

The Portfolio Manager’s management of other investment pooled vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with his management of the Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where an Other Account has the same investment objective as one of the Funds, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of the Other Accounts and to the disadvantage of the Funds, or vice versa. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

Andrew Wellington receives a salary and is a principal owner of the Adviser.

Ownership of Fund Shares

The table below shows the value of shares of the Funds beneficially owned by the Portfolio Manager of the Funds as of November 30, 2016 stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Value Equity Fund	Dollar Range of Shares of the Hedged Value Fund
Andrew B. Wellington	G	G

Investors Should Retain this Supplement for Future Reference